UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)
W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

Harbor Biosciences, Inc.

9191 Towne Centre Drive, Suite 409

San Diego, CA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Inability to timely file Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 in reliance on SEC Order

This Current Report on Form 8-K (this “Current Report”) is being filed by Harbor Diversified, Inc. (the “Company”) to report the Company’s inability to timely file its (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“Annual Report”), and (2) Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (“Quarterly Report”), in each case due to the impacts and disruptions caused by the novel coronavirus (“COVID-19”) global pandemic.

Exchange Act Filing Status

In compliance with the requirements of Rule 12h-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s predecessor previously filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Company’s common stock. Among other things, the filing of the Form 15 had the effect of suspending the Company’s obligation, pursuant to Section 15(d) of the Exchange Act, to file the reports and other information required by Section 13(a) of the Exchange Act.

However, as of January 1, 2020, which is the first day of the Company’s current fiscal year, the Company determined it no longer met the eligibility criteria under Rule 12h-3 of the Exchange Act to suspend its reporting obligations under Section 15(d) of the Exchange Act. As a result, the Company determined it is required to file the Annual Report no later than 120 days after the end of such fiscal year, or by April 29, 2020 (the “Original 10-K Filing Deadline”).

SEC Order –Extension of Filing Deadlines

On March 4, 2020, in response to the potential effects of COVID-19, the SEC issued an order under Section 36 of the Exchange Act (SEC Release No. 34-88318), granting exemptions from specified provisions of the Exchange Act and certain rules promulgated thereunder. On March 25, 2020, that order was modified and superseded by a new order issued pursuant to Section 36 of the Exchange Act (SEC Release No. 34-88465), which provides relief to reporting companies that are unable to timely comply with their filing obligations as a result of the impacts and disruptions caused by the COVID-19 global pandemic if certain conditions are satisfied (the “SEC Order”).

We are relying on the SEC Order to extend the due date for the filing of the Annual Report until June 15, 2020, which is the first business day following the 45th calendar day after the Original 10-K Filing Deadline (the “New 10-K Filing Deadline”).

The Company is currently required to file the Quarterly Report no later than May 15, 2020 (the “Original 10-Q Filing Deadline”). We are relying on the SEC Order to extend the due date for the filing of the Quarterly Report until June 29, 2020, which is the 45th calendar day after the Original 10-Q Filing Deadline (the “New 10-Q Filing Deadline”).

The Company currently believes it will be able to file the Annual Report by the New 10-K Filing Deadline and the Quarterly Report by the New 10-Q Filing Deadline.

Rationale for Reliance on the SEC Order

The Company is relying on the SEC Order to delay the filing of the Annual Report and Quarterly Report as a result of the impacts and disruptions caused by the COVID-19 global pandemic. In particular, the Company is not able to file the Annual Report by the Original 10-K Filing Deadline, or the Quarterly Report by the Original 10-Q Filing Deadline, due to the following:

•

The Company has been following the recommendations of national, state and local health authorities to minimize exposure risk for its employees over the past several weeks, including reduced access to its corporate offices and requiring non-essential employees to work remotely. Remote working conditions for the Company’s finance and accounting employees, as well as for the Company’s auditors, has negatively impacted the timing of completion of the audit of the Company’s financial statements for the fiscal year ended December 31, 2019 (the “2019 Audit”). In this regard, the Company’s auditors have provided a communication to the Company confirming that they will be unable to complete the 2019 Audit by the Original 10-K Filing Deadline.

•

The Company’s management team has been focused on analyzing and responding to the impacts of COVID-19 on its business and operations, including the demand for its services, the impact on its relationships with key business partners, and the impact on the Company’s industry and the economy more broadly. This focus has limited the ability of the management team to expend the time and resources necessary to complete the 2019 Audit, and to prepare the Annual Report and the Quarterly Report.

•

As discussed above, the Company has not recently been subject to the filing requirements of Section 13(a) or Section 15(d) of the Exchange Act. There is significantly greater effort required to complete the 2019 Audit and prepare the Annual Report and Quarterly Report than if the Company was consistently subject to the filing requirements. The impacts experienced as a result of COVID-19 only exacerbate these difficult dynamics.

Risk Factor Disclosure

Below is a risk factor regarding the impact of the COVID-19 global pandemic on the Company’s business and operations. However, the Company cautions its stockholders and potential investors that the risks described below are not the only risks and uncertainties to which the Company is subject.

Pandemics or disease outbreaks, such as the COVID-19 global pandemic, may disrupt our business, which could materially affect our business, operations and financial results

On March 11, 2020, the World Health Organization announced that infections of COVID-19 had become a pandemic, and on March 13, 2020, the U.S. President announced a National Emergency relating to the disease. National, state and local authorities have recommended social distancing and imposed, or are considering, quarantine and isolation measures on large portions of the population, including mandatory business closures and travel restrictions. These measures, while intended to protect human life, are expected to have serious adverse impacts on domestic and foreign economies of uncertain severity and duration. The timing and effectiveness of economic stabilization efforts, including proposed government payments to affected citizens and industries, is highly uncertain. Some economists are predicting the United States may enter a serious and prolonged recession as a result of the pandemic.

We anticipate that our business activities will be materially adversely affected by the COVID-19 global pandemic, but it is not currently possible to predict the full extent of the direct and indirect impacts on our business, the business of our business partners and competitors, our industry, or the global economy as a whole. We believe our business and operations may be negatively impacted by the following:

•	Reduced demand for our services and those of our key business partners and competitors;

•

Changes in demand for our services, or the services of our business partners or competitors, as a result of numerous factors, including travel restrictions, government mandates, financial hardship, reduced discretionary spending or illness;

•	Reduced workforce productivity due to remote working conditions, travel restrictions, government mandates or illness;

•	Failure of our service providers and other key business partners to meet their contractual obligations to us or to provide services in a timely manner or at all;

•	Significant financial or operational difficulties experienced by our key business partners, whether as a result of the pandemic or otherwise;

•	Worsening financial condition and liquidity position as a result of reduced demand for our services or the failure to receive timely payments from key business partners; and

•	Governmental actions in response to the pandemic that impose restrictions on our business or industry, or the failure of governmental actions to provide expected benefits or relief.

Any of the factors described above, or any number of other factors related to the COVID-19 global pandemic, could further disrupt our business, which could have a material adverse effect on our business, operations and financial results. Further, we expect any further spread of the pandemic, or even the threat or perception that this could occur, as well as any factors which extend the duration of any travel restrictions or government mandates as compared to current expectations, could further exacerbate any negative impacts on our business, financial condition and operating results.

Cautionary Note

The Company is in the process of assessing the additional risks and uncertainties to its business as a result of the COVID-19 global pandemic, and intends to provide additional disclosures in the Annual Report and the Quarterly Report. The Company encourages its stockholders and potential investors to carefully review the Annual Report, including the audited financial statements and related notes that will be contained therein, the Quarterly Report, and the other reports the Company files with the SEC from time to time, as they will contain important information about the Company’s business, financial condition and operating results. The information contained in this Current Report is not sufficient to make an informed investment decision.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements concern matters that involve risks and uncertainties that could cause actual results to differ materially from those anticipated or projected in the forward-looking statements. The forward-looking statements contained in this Current Report relate to, among other things, the impacts and disruptions caused by the COVID-19 global pandemic, the expected timing of the filing of the Annual Report and the Quarterly Report, and the expected scope of the disclosures to be included in the Annual Report and the Quarterly Report. The Company’s actual results may differ materially from those indicated in these forward-looking statements due to numerous risks and uncertainties, including the risk factor described above and the risk factors to be disclosed in the Annual Report, the Quarterly Report, and the other reports the Company files with the SEC from time to time. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no obligation to update or review any forward-looking statement because of new information, future events or other factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: April 29, 2020	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer